OBERWEIS FUNDS	SUMMARY PROSPECTUS May 1, 2026

OBERWEIS MICRO-CAP FUND

INVESTOR CLASS    Ticker:  OBMCX

INSTITUTIONAL CLASS    Ticker:  OMCIX

INVESTMENT OBJECTIVE

The Oberweis Micro-Cap Fund’s investment objective is to maximize capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	.25%	.00%
Other Expenses	.21%	.21%
Total Annual Fund Operating Expenses	1.46%	1.21%

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Investor Class	$149	$462	$797	$1,746
Institutional Class	$123	$384	$665	$1,466

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in the securities of very small companies which, at the time of purchase, have a market capitalization within the range of companies represented in the Russell Micro-Cap Growth Index. As of June 30, 2025, the market capitalization range of the Russell Micro-Cap Growth Index was $24.2 million to $3.6 billion. The Fund invests principally in the common stocks of companies that the Fund’s investment adviser, Oberweis Asset Management, Inc. (“OAM”), believes have the potential for significant long-term growth in market value.

The Fund seeks to invest in up-and-coming companies which OAM believes have the potential for increasing profitability and accelerating growth. The Fund primarily invests in companies headquartered in the United States. The Fund seeks to invest in equity securities that typically exhibit the following characteristics:

Under-Appreciated Revenue and Earnings Growth — potential for revenue and/or earnings growth in excess of consensus expectations.

Timely Catalyst — a recent positive earnings release or an earnings surprise that tangibly and quantitatively begins to confirm that consensus analyst expectations are too low.

Inflection Point of Change — a business that is experiencing change — often from a new product, a new management team or a regulatory change — as these changes can drive unexpected or underestimated growth. A significant gap generally exists between OAM’s forecasts and consensus analyst expectations.

Limited Analyst Coverage — a company not widely followed by other analysts to maximize the chances of finding misunderstood situations.

Sustainability — a sustainable business with a competitive position driven by niche market leadership, intellectual capital or unique manufacturing processes. Put another way, a reasonable barrier to competitive entry.

Operating Leverage — profitable and scalable business model, which tends to generate rising net profits margins as revenue growth accelerates.

Valuation — undervalued based on OAM’s growth forecasts and historical valuation metrics afforded the company and/or peers.

PRINCIPAL RISKS

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small companies with high growth potential, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. The price of each security held by the Fund may decline in response to conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; pandemics, epidemics and other similar circumstances in one or more countries or regions; and currency and interest rate fluctuations. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. There can be no assurance that the Fund’s objective will be met.

Small-sized Company Risk

The Fund is subject to small company risk. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Equity Securities Risk

Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, or a particular company.

Micro-Cap Risk

Small-sized company risk is intensified for the Fund. The prices of micro-cap companies are generally more volatile and their markets are less liquid relative to larger companies. An investment in the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger companies.

Technology Sector Risk

Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Healthcare Sector Risk

Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrials Sector Risk

The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, economic conditions, world events, commodity prices, exchange rates, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages and product liability claims, and may face product obsolescence due to rapid technological developments and frequent new product introduction.

Investment Style Risk

There is no assurance that the common stocks of companies selected using OAM’s investment criteria will achieve long-term growth in market value.

Portfolio Turnover Risk

In the past, the Fund has experienced high rates of portfolio turnover, which results in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the performance of the Fund’s Investor Class shares has varied over time. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at oberweisfunds.com or by calling 800-245-7311.

Annual Total Returns

The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index with characteristics relevant to the Fund. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown only for Investor Class and after-tax returns for Institutional Class will vary. In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than or the same as other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

Average Annual Total Returns (for the Periods Ended December 31, 2025)

Oberweis Micro-Cap Fund

	1 YEAR	5 YEARS	10 YEARS
Investor Class
Return Before Taxes	14.71%	18.10%	17.66%
Return After Taxes on Distributions	14.34%	16.50%	16.03%
Return After Taxes on Distributions and Sale of Fund Shares	8.98%	14.19%	14.34%
Institutional Class (Return Before Taxes)	15.02%	18.42%	16.67%[1]
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	21.84%	2.81%	7.82%

1      Since the inception of the institutional class on May 1, 2017.

MANAGEMENT

Investment Adviser

Oberweis Asset Management, Inc. (“OAM”)

Portfolio Managers

James W. Oberweis, President, has been the portfolio manager of the Fund since 2001.

Kenneth S. Farsalas, Portfolio Manager, has been a co-portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares

Buying Investor Class Shares

The minimum initial investment is $1,000 ($500 for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan. (See page 68 for details.) Additional purchases for all existing accounts must be in amounts of at least $100.

Buying Institutional Class Shares

The minimum initial investment is $1,000,000 ($100,000 for the Oberweis Focused International Growth Fund). There is no minimum for subsequent purchases. You may meet the minimum initial investment amount by aggregating multiple accounts with common ownership within a Fund, including individual and joint accounts, as well as accounts where you have beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. In addition, if you invest in a Fund through a financial intermediary, the minimum initial investment requirement may be met if your financial intermediary aggregates investments of multiple clients to meet the minimum. There is no minimum initial investment requirement for omnibus retirement plans or wrap fee program assets held in an omnibus account with aggregate assets of $10 million or more. The Funds reserve the right to waive or modify these minimum initial investment requirements at any time.

Selling Shares

You may redeem shares of the Funds by mail, telephone, online at oberweisfunds.com or through your own securities broker/dealer or its designated agent or bank or other institution on any day the New York Stock Exchange is open.

Tax Information

Each Fund’s distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.